Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FEDDERS NORTH AMERICA, INC., et al.	Case No.: 07-11176
Reporting Period: October 2007
MONTHLY OPERATING REPORT
file with the court and submit a copy to United States Trustee within 45 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post petition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Robert Laurent	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES TO MONTHLY OPERATING REPORTS
Presentation
     The Debtors’ monthly operating reports have not been audited, are subject to change and have been prepared as required by the Office of the United States Trustee. The monthly operating reports have not been prepared to provide financial information specifically relating to any outstanding securities of the Debtors, or any of their respective affiliates. The results of operations reflected in these reports do not, and are not intended to provide a complete report regarding the results of operations of Fedders Corporation and subsidiaries on a consolidated basis for the period reported.
Intercompany Transactions
     Intercompany transactions as presented in these reports are subject to possible timing differences resulting from the timing of balance sheet recognition by each entity.
     The Monthly Operating Reports generally reflect the results of operations and financial position of the Debtors and ongoing arrangements between Fedders Corporation and one or more of the Debtors, or between the Debtors, in the same manner as such arrangements were reported historically. The treatment of these arrangements may be subject to challenge in the bankruptcy case. Such arrangements, and the manner in which they are treated or required to be reported in the bankruptcy case, could have a material impact on the respective assets, liabilities and results of operations of Fedders Corporation and/or one or more of the Debtors and any financial presentation thereof.
Income Taxes
     The Debtors account for income taxes on a consolidated basis for purposes of consolidated reporting and do not account for income taxes by legal entity. Accordingly, the provision for income taxes and the income tax asset or liability in the accompanying statement of operations and balance sheet, respectively, do not necessarily reflect the entity’s current income tax position for the period being presented.
Pre-Petition Liabilities
     As a result of certain First Day Orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition liabilities. The liabilities, which primarily included wages, salaries and other compensation and certain fiduciary taxes, are no longer subject to compromise. Pre-petition liabilities, as presented on the Balance Sheet (MOR-3), exclude these liabilities.

Reporting Entities
This Monthly Operating Report reflects the following:

1.	Fedders Holding Company and Fedders Investment Corporation are inactive entities;

2.	Operating results for Island Metal Fabricating Inc. are included with the operating results for Fedders Islandaire, Inc.;

3.	Operating results for Trion, Inc. include Envirco Corporation and Herrmidifier Company, Inc.; and

4.	“Total Company” results include both Debtor and Non-Debtor entities.

CONTENTS

I.	Statement of Operations
II.	Balance Sheet
III.	Schedule of Cash Receipts and Disbursements
IV.	Disbursement Summary by Legal Entity
V.	Schedule of Aged Accounts Receivable
VI.	Schedule of Aged Accounts Payable
VII.	Schedule of Advisory Fees Paid
VIII.	Book Balance Detail for Cash Accounts
IX.	Debtor Questionnaire
X.	Attestations Regarding Monthly Operating Report

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 10/31/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Net Sales	$—	$—	$614	$—	$73	$1,828	$—	$—	$21

Standard Cost of Sales	11	—	835	—	93	1,492	—	—	17

Gross Profit	(11)	—	(221)	—	(20)	336	—	—	4

Operating Expenses:
Administrative	33	—	159	—	—	97	702	—	—
Advertising	—	—	33	—	—	1	—	—	—
Selling	(11)	—	171	—	13	139	—	—	10
Shipping & Warehousing	—	—	102	—	10	19	—	—	—
Research & development	—	—	190	—	2	82	—	—	—
Amortization Expense	—	—	—	—	—	—	—	—	—
Goodwill Impairment	—	—	—	—	—	—	—	—	—

Total Operating Expenses	22	—	655	—	25	338	702	—	10

Advisory costs	—	—	—	—	—	—	1,305	—	—
Restructuring Expense	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(33)	—	(876)	—	(45)	(2)	(2,007)	—	(6)

Corporate Overhead	—	—	383	—	15	97	(517)	—	7
Net Use Assets Charge	12	—	52	—	8	55	(130)	—	—
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—
Net Interest Expense	79	—	—	—	1	—	2,060	—	—
Other Expense(inc)	—	—	1	—	—	(4)	(6)	—	(2)
Management Fees(inc)	—	—	—	—	—	—	—	—	—

Income before income taxes	(124)	—	(1,312)	—	(69)	(150)	(3,414)	—	(11)

Income Taxes	—	—	—	—	—	—	—	—	—

Net income(loss)	$(124)	$—	$(1,312)	$—	$(69)	$(150)	$(3,414)	$—	$(11)

EBITDA	$73	$—	$(869)	$—	$(25)	$7	$(648)	$—	$(6)

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 10/31/2007
($000’s)

		Fedders
	Fedders International,	Investment	Fedders Islandaire,	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
Net Sales	$—	$—	$2,778	$—	$—	$—	$—	$3,180	$8,494	$9,786

Standard Cost of Sales	—	—	2,314	—	—	—	—	2,146	6,908	8,191

Gross Profit	—	—	464	—	—	—	—	1,034	1,586	1,595

										—
Operating Expenses:
Administrative	4	—	231	—	—	—	75	88	1,389	1,566
Advertising	—	—	—	—	—	—	—	3	37	41
Selling	—	—	125	—	—	—	—	158	605	846
Shipping & Warehousing	—	—	—	—	—	—	—	5	136	170
Research & development	—	—	23	—	—	—	—	60	357	348
Amortization Expense	—	—	45	—	—	—	—	8	53	59
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	4	—	424	—	—	—	75	322	2,577	3,030

										—
Advisory costs	—	—	—	—	—	—	—	—	1,305	1,305
Restructuring Expense	—	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(4)	—	40	—	—	—	(75)	712	(2,296)	(2,740)

Corporate Overhead	—	—	—	—	—	—	—	—	(15)	—
Net Use Assets Charge	—	—	—	—	—	—	25	(1)	21	(2)
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—	(93)
Partner’s JV Interest	—	—	—	—	—	—	—	—	—	122
Net Interest Expense	—	—	1	—	—	—	—	—	2,141	2,193
Other Expense(inc)	(9)	—	19	—	—	—	—	(1)	(2)	669
Management Fees(inc)	—	—	—	—	—	—	—	—	—	—

Income before income taxes	5	—	20	—	—	—	(100)	714	(4,441)	(5,571)

Income Taxes	—	—	(11)	—	—	—	—	—	(11)	(69)

Net income(loss)	$5	$—	$9	$—	$—	$—	$(100)	$714	$(4,452)	$(5,640)

EBITDA	$(4)	$—	$102	$—	$—	$—	$(41)	$761	$(650)	$(957)

Fedders North America, Inc. et al.
II. Balance Sheet as of 10/31/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
ASSETS:

Cash	$1	$—	$—	$—	$1	$1	$1,855	$—	$463
Marketable Securities	—	—	—	—	—	—	—	—	—
Gross Receivables	—	—	8,830	—	45	3,353	—	—	705
Less:Allowance	—	—	(383)	—	(12)	(154)	—	—	(209)

Net Accounts Receivable	—	—	8,447	—	33	3,199	—	—	496

Inventories:
Finished goods	66	—	13,315	—	201	684	—	—	26
Work in progress	—	—	—	—	138	73	—	—	—
Raw Materials	109	—	—	—	527	3,985	—	—	—
Service Parts	—	—	1,947	—	—	53	—	—	—
Supplies	—	—	—	—	—	—	—	—	—
Freight & Duty	—	—	—	—	(8)	—	—	—	—
In-Transit Inventory	—	—	32	—	—	—	—	—	—

Gross Inventory	175	—	15,294	—	858	4,795	—	—	26
Less inventory reserves	(175)	—	(2,193)	—	(520)	(1,027)	—	—	(5)

Net Inventory	—	—	13,101	—	338	3,768	—	—	21
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	1,016	7	257	—	79	758	1,113	—	22

Total Current Asset	1,017	7	21,805	—	451	7,726	2,968	—	1,002

Investment in Subsidiaries [1]	7,213	—	7,867	—	—	—	26,878	—	—

Property,Plant & Equipment
Land	80	—	—	—	—	1,610	—	—	—
Land Improvement	287	—	—	—	154	5	—	—	—
Buildings	7,808	—	—	—	2,055	1,999	—	—	—
Leasehold improvement	—	—	47	—	—	—	1,262	—	—
Machinery & Equipment	8,849	—	1,028	—	3,804	2,222	884	—	15
Furniture & Fixture	44	—	464	—	255	44	1,228	—	87
Auto & Trucks	16	—	—	—	47	—	—	—	—
Jigs & Dies	7,655	—	—	—	545	—	—	—	—
Construction in Progress	—	—	—	—	—	68	—	—	—

Gross P.P.& E.	24,739	—	1,539	—	6,860	5,948	3,374	—	102
Accumulated Depreciation	(20,279)	—	(1,440)	—	(4,446)	(1,391)	(3,315)	—	(102)

Net P.P.& E.	4,460	—	99	—	2,414	4,557	59	—	—

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—
Other Intangibles	9	—	—	—	—	—	—	—	—
Other Assets	3,511	—	—	—	—	—	15,593	—	—

Total Assets	$16,210	$7	$29,771	$—	$2,865	$12,283	$45,498	$—	$1,002

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 10/31/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$22,413	$—	$—
Current Portion of L/T debt	251	—	—	—	144	—	—	—	—
Accounts Payable	185	—	343	—	61	548	822	—	49
Accrued Expenses:	—	—	—	—	—	—	—	—	—
Salaries & Wages	131	—	232	—	39	271	2,174	—	9
Payroll Taxes	—	—	9	—	1	—	34	—	—
Total Accrued Expenses	29	—	758	—	16	30	1,677	—	19
Other Current Liabilities	—	—	—	—	—	—	—	—	—

Total Current Liab-Post Petition	596	—	1,342	—	261	849	27,120	—	77

Intercompany Accounts	56	(1)	(1,114)	—	181	266	2,077	—	252
Long Term Debt	—	—	—	—	—	—	—	—	—

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—

Pre-Petition Intercompany Acccounts	(406,936)	5,627	59,957	—	30,081	7,353	262,479	—	(19,025)
Liabilities Subject to Compromise	161,140	86	12,990	—	463	3,591	62,113	—	3,884

Total Liabilities	(245,144)	5,712	73,175	—	30,986	12,059	353,789	—	(14,812)

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	411	—	—
Common Stock	5	—	—	—	1	—	3,478	—	—
Class A Stock	—	—	—	—	—	—	4,057	—	—
Class B Stock	—	—	—	—	—	—	739	—	—
Warrants-Common Stock	—	—	—	—	—	—	1,000	—	—
Paid in Capital	47,150	—	(4,842)	—	999	7,814	(34,481)	—	4,842
Retained Earning-prior	225,447	(4,533)	(23,593)	—	(28,091)	(6,009)	(225,055)	—	9,620
Current Month Net Income(Loss)	(11,248)	(1,172)	(15,063)	—	(1,030)	(1,581)	(21,408)	—	1,335
Dividends Declared	—	—	—	—	—	—	—	—	—
Treasury Stock Sold	—	—	—	—	—	—	(11,412)	—	—
Deferred Compensation	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	(25,620)	—	—
Currency Translation Adjustment	—	—	94	—	—	—	—	—	17

Total Stockholder’s equity	261,354	(5,705)	(43,404)	—	(28,121)	224	(308,291)	—	15,814

Total liabilities & equity	$16,210	$7	$29,771	$—	$2,865	$12,283	$45,498	$—	$1,002

Fedders North America, Inc. et al.
II. Balance Sheet as of 10/31/2007
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
ASSETS:

Cash	$17	$—	$(45)	$7	$—	$—	$—	$3	$2,303	$5,655
Marketable Securities	—	—	—	—	—	—	—	—	—	—
Gross Receivables	332	—	4,368	—	—	—	—	4,087	21,720	32,633
Less:Allowance	(9)	—	(24)	—	—	—	—	(30)	(821)	(4,184)

Net Accounts Receivable	323	—	4,344	—	—	—	—	4,057	20,899	28,449

Inventories:
Finished goods	98	—	2,624	—	—	—	—	2,159	19,173	23,092
Work in progress	—	—	285	—	—	—	—	753	1,249	2,202
Raw Materials	94	—	3,572	—	—	—	—	1,918	10,205	22,936
Service Parts	46	—	—	—	—	—	—	14	2,060	2,266
Supplies	—	—	89	—	—	—	—	—	89	346
Freight & Duty	—	—	—	—	—	—	—	—	(8)	(7)
In-Transit Inventory	—	—	—	—	—	—	—	574	606	872

Gross Inventory	238	—	6,570	—	—	—	—	5,418	33,374	51,707
Less inventory reserves	(207)	—	(569)	—	—	—	—	(765)	(5,461)	(7,877)

Net Inventory	31	—	6,001	—	—	—	—	4,653	27,913	43,830
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	856	—	211	—	—	—	53	135	4,507	8,478

Total Current Asset	1,227	—	10,511	7	—	—	53	8,848	55,622	86,412

Investment in Subsidiaries [1]	21,144	—	—	—	—	—	—	(760)	62,342	1

Property,Plant & Equipment
Land	—	—	—	—	—	—	468	476	2,634	2,634
Land Improvement	—	—	—	—	—	—	899	23	1,368	1,368
Buildings	—	—	—	—	—	—	10,770	5,808	28,440	30,733
Leasehold improvement	—	—	394	—	—	—	—	425	2,128	5,861
Machinery & Equipment	4	—	954	—	—	—	4,112	5,475	27,347	52,307
Furniture & Fixture	41	—	129	—	—	—	889	3,713	6,894	8,386
Auto & Trucks	—	—	83	—	—	—	—	—	146	1,483
Jigs & Dies	—	—	73	—	—	—	321	4,281	12,875	15,707
Construction in Progress	—	—	—	—	—	—	—	—	68	82

Gross P.P.& E.	45	—	1,633	—	—	—	17,459	20,201	81,900	118,561
Accumulated Depreciation	(44)	—	(468)	—	—	—	(12,468)	(15,363)	(59,316)	(81,973)

Net P.P.& E.	1	—	1,165	—	—	—	4,991	4,838	22,584	36,588

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Goodwill [2]	—	—	9,074	—	—	—	—	18,419	27,493	27,493
Other Intangibles	—	—	2,997	—	—	—	—	174	3,180	3,180
Other Assets	282	—	—	—	—	—	—	—	19,386	25,024

Total Assets	$22,654	$—	$23,747	$7	$—	$—	$5,044	$31,519	$190,607	$178,698

[1]	Does not reflect eliminations between the Debtor entities

[2]	Trion amount reflects transfer of remaining goodwill balance for the purchase of Trion, et al by Fedders in 1999 from IAQ HQ to Trion, US

Fedders North America, Inc. et al.
II. Balance Sheet as of 10/31/2007
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,		Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Fedders Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$—	$—	$22,413	$31,225
Current Portion of L/T debt	—	—	62	—	—	—	—	—	457	576
Accounts Payable	2	—	(680)	—	—	—	13	613	1,956	39,387
Accrued Expenses:	—	—	—	—	—	—	—	—	—	—
Salaries & Wages	341	—	549	—	—	—	—	172	3,918	5,229
Payroll Taxes	10	—	13	—	—	—	—	—	67	222
Total Accrued Expenses	3	—	314	—	—	—	—	31	2,877	9,960
Other Current Liabilities	—	—	—	—	—	—	—	—	—	272

Total Current Liab-Post Petition	356	—	258	—	—	—	13	816	31,688	86,871

Intercompany Accounts	90	—	(2,208)	—	—	—	117	16,973	16,689	(8,884)
Long Term Debt	—	—	204	—	—	—	—	—	204	1,345

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—	4,176

Pre-Petition Intercompany Acccounts	58,233	—	13,250	7	—	—	2,759	21,135	34,920	8,885
Liabilities Subject to Compromise	1,233	—	6,096	—	—	—	17	2,213	253,826	253,826

Total Liabilities	59,912	—	17,600	7	—	—	2,906	41,137	337,327	346,219

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	—	—	411	21
Common Stock	—	—	5	—	—	—	—	1,499	4,988	372
Class A Stock	—	—	—	—	—	—	—	—	4,057	—
Class B Stock	—	—	—	—	—	—	—	—	739	25
Warrants-Common Stock	—	—	—	—	—	—	—	—	1,000	1,000
Paid in Capital	3,410	—	—	—	—	—	62,350	(1,879)	85,363	115,688
Retained Earning-prior	(40,690)	—	4,960	—	—	—	(59,252)	(11,883)	(159,079)	(199,695)
Current Month Net Income(Loss)	42	—	1,182	—	—	—	(960)	2,288	(47,615)	(52,010)
Dividends Declared	—	—	—	—	—	—	—	247	247	—
Treasury Stock Sold	—	—	—	—	—	—	—	—	(11,412)	(11,412)
Deferred Compensation	—	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	—	—	(25,620)	(24,276)
Currency Translation Adjustment	(20)	—	—	—	—	—	—	110	201	2,766

Total Stockholder’s equity	(37,258)	—	6,147	—	—	—	2,138	(9,618)	(146,720)	(167,521)

Total liabilities & equity	$22,654	$—	$23,747	$7	$—	$—	$5,044	$31,519	$190,607	$178,698

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 10/31/2007
($ in 000’s)

			Emerson Quiet
	Fedders North	Columbia	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Specialties Inc.	Corporation	Corporation [1]	Company	Company, Inc.	Corporation	Company, Inc.	Fedders, Inc. [2]
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Receipts and Disbursements

Collections	$—	$—	$2,331	$—	$31	$1,766	$238	$—	$—

Operating Disbursements

Employee Costs	15	—	365	—	55	539	431	—	—
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	—	—	48	—	—	—	—	—	—
Material Costs	36	—	32	—	57	856	—	—	—
Freight/Duty	73	—	132	—	6	130	67	—	—
Utilities	23	—	—	—	—	22	3	—	—
Machinery & Equip	—	—	0	—	2	15	2	—	—
Facility Costs	9	—	—	—	22	—	55	—	—
IT/Telecom	8	—	2	—	1	3	54	—	—
Insurance	—	—	19	—	—	6	158	—	—
Taxes	63	—	0	—	—	0	0	—	—
Other	11	—	366	—	13	39	71	—	98

	239	—	965	—	155	1,609	841	—	98

Operating Cash Flow	(239)	—	1,366	—	(124)	157	(603)	—	(98)

Non-Operating Disbursements

Interest	—	—	—	—	—	—	5	—	—
Restructuring Fees	—	—	—	—	—	—	1,085	—	—
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	1,090	—	—

Net Cash Generated (Used)	$(239)	$—	$1,366	$—	$(124)	$157	$(1,693)	$—	$(98)

[1]	Lease payments for an existing Envirco lease are paid out of Trion, though no lease payments were made in October

[2]	Collections for Fedders Inc. are captured in Emerson Quiet Kool Corporation

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 10/31/2007
($ in 000’s)

		Fedders
	Fedders	Investment	Fedders	Fedders	Herrmidifier	Island Metal	Rotorex
	International, Inc.	Corporation	Islandaire, Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors
Receipts and Disbursements

Collections	$—	$—	$3,316	$—	$—	$—	$—	$1,760	$9,442

Operating Disbursements

Employee Costs	—	—	568	—	—	—	—	306	2,278
Material Costs	—	—	—	—	—	—	—	—	—
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	1,069	1,069
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	48
China Transfers-Qingpu (Intercompany)	—	—	1,443	—	—	—	—	629	3,054
Freight/Duty	—	—	74	—	—	—	—	108	589
Utilities	—	—	20	—	—	—	—	24	93
Machinery & Equip	—	—	18	—	—	—	—	8	46
Facility Costs	—	—	63	—	—	—	—	16	165
IT/Telecom	—	—	5	—	—	—	—	6	79
Insurance	—	—	49	—	—	—	—	54	286
Taxes	—	—	23	—	—	—	—	—	86
Other	—	—	92	—	—	—	—	147	836

	—	—	2,354	—	—	—	—	2,368	8,630

Operating Cash Flow	—	—	962	—	—	—	—	(608)	812

Non-Operating Disbursements

Interest	—	—	—	—	—	—	—	—	5
Restructuring Fees	—	—	—	—	—	—	—	—	1,085
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	1,090

Net Cash Generated (Used)	$—	$—	$962	$—	$—	$—	$—	$(608)	$(278)

Fedders North America, Inc. et al.
IV. Disbursements by Legal Entity for the Month Ending 10/31/2007
($000’s)

			Cumulative
			Post-Petition
Legal Entity	Case Number	Oct-07	Disbursements
Fedders North America, Inc.	07-11176	$239	$589
Columbia Specialties, Inc. [1]	07-11177	—	—
Emerson Quiet Kool Corporation	07-11178	965	2,302
Envirco Corporation [2]	07-11179	—	—
Eubank Coil Company	07-11180	155	262
Fedders Addison Company, Inc.	07-11181	1,609	3,205
Fedders Corporation	07-11182	1,931	6,800
Fedders Holding Company, Inc. [1]	07-11183	—	—
Fedders, Inc.	07-11184	98	301
Fedders International, Inc. [1]	07-11185	—	—
Fedders Investment Corporation [1]	07-11186	—	—
Fedders Islandaire, Inc.	07-11187	2,354	5,618
Fedders Outlet, Inc. [1]	07-11188	—	—
Herrmidifier Company, Inc. [2]	07-11189	—	—
Island Metal Fabricating, Inc. [3]	07-11190	—	—
Rotorex Company, Inc.	07-11191	—	—
Trion, Inc.	07-11192	2,368	5,448

Total Debtor Disbursements		$9,720	$24,525

[1]	Inactive Entity with no operating activity

[2]	Included within Trion, Inc. Lease payments for existing Envirco lease paid out of Trion, though no lease payments in October. No other disbursements on behalf of Envirco or Trion in October.

[3]	Included within Fedders Islandaire, Inc.

Fedders North America, Inc. et al.
V. Accounts Receivable Reconciliation and Aging as of 10/31/2007
($000’s)

Legal Entity	Case Number	Days Old
		less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$—	$—	$—	$—	$—
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	721	1,124	624	6,361	8,830
Envirco Corporation	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	38	20	(1)	(12)	45
Fedders Addison Company, Inc.	07-11181	2,472	233	217	422	3,344
Fedders Corporation	07-11182	—	—	—	—	—
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	214	121	33	337	705
Fedders International, Inc.	07-11185	—	—	183	529	712
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	2,195	900	449	823	4,368
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc. [1]	07-11192	2,830	924	164	129	4,047

Net Accounts Receivable of the Debtors		$8,470	$3,322	$1,669	$8,589	$22,051

Other Reconciling items [2]						(331)

Gross Accounts Receivable						$21,720

[1]	Includes certain accounts with credit balances

[2]	Includes adjusting journal entries, deposits collected, certain accounts with credit balances and A/R balances related to IAQ Residential and IAQ Canada

Fedders North America, Inc. et al.
VI. Summary of Unpaid Post Petition Debts as of 10/31/2007
 ($000’s)

Legal Entity	Case Number	Days Old
		less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$13	$3	$—	$—	$16
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	97	18	3	—	118
Envirco Corporation	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	13	4	—	—	17
Fedders Addison Company, Inc.	07-11181	216	1	—	—	217
Fedders Corporation [1]	07-11182	562	80			642
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	0	—	—	—	0
Fedders International, Inc.	07-11185	—	—	2	—	2
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc. [2]	07-11187	(417)	(268)	5	—	(680)
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	201	—	—	—	201

Total Aging		$685	$(162)	$10	$—	$533

Other Reconciling Items [3]						1,423

Total Unpaid Post Petition Debts						$1,956

[1]	For October, some payable amounts could not be retroactively aged

[2]	Negative balance reflects deposits and Cash In Advance payments to vendors

[3]	Relates to AP checks outstanding, open Purchase Orders, accrued AP, adjusting journal entries and amounts not aged

Fedders North America, Inc. et al.
VII. Advisory Fees and Expenses Paid for the Month Ending 10/31/2007

($000’s)

Vendor	10/31/07	Cumulative [1]
Saul Ewing	$—	$—
Barrier Advisors [2]	101	203
Alvarez and Marsal [3]	359	509
Sitirck And Company	25	25
Chanin Advisors/ Duff & Phelps	75	150
Weil, Gotshal & Manges [2]	268	915
Mesirow Financial	—	—
Brown Rudnick	—	—
Lowenstein Sandler	—	—
Greenberg Traurig	—	—
Haynes & Boone	215	215
Logan & Company	—	—
Fasken Martineau Dumoulin	42	42

Total Advisory Fees Paid	$1,085	$2,059

[1]	Cumulative advisory fee payments since 8/22/2007

[2]	Paid pursuant to Credit Agreement

[3]	Alvarez and Marsal retained under Section 363 of the Bankruptcy Code

Fedders North America Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 10/31/2007
($000’s)

Case #	Legal Entity	Institution	Account #	Description	10/31 Book Balance	Reconciled
07-11176	Fedders North America, Inc.	Bank of America	4426398732	Misc. Deposits	$0	11/16/2007

07-11178	Emerson Quiet Kool Corporation	Wachovia	2000006939267	Credit Card Account	$—	11/20/2007
07-11178	Emerson Quiet Kool Corporation	JPMorgan Chase	000000601224090	AP US$	—	11/20/2007
07-11178	Emerson Quiet Kool Corporation			Petty Cash	1

07-11178	Emerson Quiet Kool Corporation				$1

07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	$0	11/1/2007
07-11180	Eubank Coil Company			Petty Cash	1

07-11180	Eubank Coil Company				$1

07-11181	Fedders Addison Company, Inc.	Mellon Bank	078-6234		$—
07-11181	Fedders Addison Company, Inc.	Chase Bank	601880073		—
07-11181	Fedders Addison Company, Inc.	Wachovia Bank			—
07-11181	Fedders Addison Company, Inc.	Bank of America	4426398981		—
07-11181	Fedders Addison Company, Inc.			Petty Cash	1

07-11181	Fedders Addison Company, Inc.				$1

07-11176	Fedders North America, Inc.	JPMorgan Chase	601224090	Disbursement	—	11/20/2007
07-11176	Fedders North America, Inc.	American Beacon	222103510	Investment	—
07-11176	Fedders North America, Inc.	Institutional Cash Distributors	752-80027	Investment	—
07-11176	Fedders North America, Inc.	Reserve Funds	75225813	Investment	—
07-11176	Fedders North America, Inc.	SRS Institution	4032400017426	Investment	—
07-11176	Fedders North America, Inc.	Treasury Point	5621330	Investment	—
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	5	11/20/2007
07-11180	Eubank Coil Company	Mellon Bank	1045294	Depository - Lockbox Fees	—
07-11181	Fedders Addison Company, Inc.	JPMorgan Chase	60188073	Disbursement	—
07-11182	Fedders Corporation	Bank of America	4426398732	Concentration	$60	11/20/2007
07-11182	Fedders Corporation	Bank of America	4426398745	Depository - Lockbox	153	11/20/2007
07-11182	Fedders Corporation	Bank of America	4426398981	Payroll	77	11/20/2007
07-11182	Fedders Corporation	Bank of America	4426470061	Utility Escrow Acct	35	11/20/2007
07-11182	Fedders Corporation	Wachovia	2100012379070	Depository	3	11/20/2007
07-11182	Fedders Corporation	JPMorgan Chase	9102676799	Main Controlled Disbursement Acct	10	11/20/2007
07-11182	Fedders Corporation	JPMorgan Chase	601224124	Disbursement	—
07-11182	Fedders Corporation	Institutional Cash Distributors	752-80099	Investment	1,193	11/20/2007
07-11182	Fedders Corporation	Fidelity	80208846	Investment	—
07-11182	Fedders Corporation	Merrill Lynch	32503274	Investment	—
07-11182	Fedders Corporation	Janus	881235094	Investment	—
07-11182	Fedders Corporation	Standard Life	Feda100037	Investment	—
07-11182	Fedders Corporation	Wachovia London	4852166	Depository Euro Account	315	11/20/2007
07-11182	Fedders Corporation	Wachovia London	4852026	Depository - US$	2	11/20/2007
07-11182	Fedders Corporation	Wachovia London	4852036	Depository - British Pounds	0	11/20/2007
07-11184	Fedders Inc.	Royal Bank of Canada	7270001777	Depository - US$	1	11/20/2007
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement	—
07-11192	Trion, Inc.	JPMorgan Chase	601829013	Disbursement	—
07-11182	Fedders Corporation			Petty Cash	0

07-11182	Fedders Corporation Total				$1,855

[1]	Negative amount represents checks that have been cut but have not cleared the bank by month's end, which are funded as the checks are presented to the bank

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 10/31/2007
($000’s)

Case #	Legal Entity	Institution	Account #	Description	10/31 Book Balance		Reconciled
07-11184	Fedders, Inc.	Royal Bank of Canada	1664200	Depository Ca$	122		11/19/2007
07-11184	Fedders, Inc.	Royal Bank of Canada	1663400	Depository - Ca$	361		11/16/2007
07-11184	Fedders, Inc.	Royal Bank of Canada	9431	Payroll Ca$	(21	) [1]	11/16/2007
07-11184	Fedders, Inc.	Royal Bank of Canada	4033577	Depository -US	$(0)		11/16/2007
	Fedders, Inc.			Petty Cash	1

07-11184	Fedders Inc.				$463

07-11185	Fedders International, Inc.	Wachovia London	4854036	Depository - British Pounds
07-11185	Fedders International, Inc.	Wachovia London	4854026	Depository -US	$1		11/29/2007
07-11185	Fedders International, Inc.	Wachovia London	4854166	Depository Account	16		11/29/2007

07-11185	Fedders International, Inc.				$17

07-11187	Fedders Islandaire, Inc.	Bank of America Payroll Account	4426398981	Depository Ca$	(26	) [1]	11/1/2007
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement Account	(161	) [1]	11/9/2007
07-11187	Fedders Islandaire, Inc.	Wachovia (CC Receipts)	2000006939267	Depository Account	7		11/1/2007
07-11187	Fedders Islandaire, Inc.	Royal Bank of Canada	1348283	Checking Account	134		11/2/2007
07-11187	Fedders Islandaire, Inc.			Petty Cash	2

07-11187	Fedders Islandaire, Inc. 1				$(45)

07-11188	Fedders Outlet, Inc.	Wachovia (CC Receipts)	2000006939267	Credit Card	$7		11/16/2007

07-11192	Trion, Inc.			Petty Cash	$3

					$2,302

[1]	Negative amount represents checks that have been cut but have not cleared the bank by month’s end, which are funded as the checks are presented to the bank

Fedders North America, Inc. et al.
IX. Debtor Qurestionnaire for the Period Ending 10/31/2007

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below. 1		X

4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Trion is still in the process of preparing the filing for North Carolina sales tax payable

X. ATTESTATIONS REGARDING MONTHLY OPERATING REPORT
     I submit this attestation in connection with the attached Monthly Operating Report:
     1. To the best of my knowledge, for October, 2007, Fedders North America, Inc. has completed the reconciliation of all bank accounts for which bank statements have been received as of the date of this report. As part of such reconciliation, the ending balance reflected on bank statement was reconciled to the Debtor’s accounting records.
     2. To the best of my knowledge, Fedders North America, Inc., et al., has made all requisite post-petition tax payments on a timely basis, except where noted in this report.

Name:	Robert Laurent
Title:	Chief Financial Officer